                       STATEMENT OF ADDITIONAL INFORMATION

                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            ROCKVILLE, MARYLAND 20850

                            800.820.0888 301.296.5100
                               WWW.RYDEXFUNDS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolio (the "Fund") of Rydex Series Funds (the "Trust"):

     CORE EQUITY FUND

This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectuses for C and H Class Shares, dated August 12, 2002, as supplemented July 1, 2003. Copies of the Fund's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

      The date of this SAI is August 12, 2002, as supplemented July 1, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                           PAGE
GENERAL INFORMATION ABOUT THE TRUST                                          1

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS                            1

INVESTMENT RESTRICTIONS                                                     10

BROKERAGE ALLOCATION AND OTHER PRACTICES                                    12

MANAGEMENT OF THE TRUST                                                     14

DETERMINATION OF NET ASSET VALUE                                            22

PERFORMANCE INFORMATION                                                     22

CALCULATION OF RETURN QUOTATIONS                                            23

PURCHASE AND REDEMPTION OF SHARES                                           24

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                         25

OTHER INFORMATION                                                           29

COUNSEL                                                                     29

AUDITORS AND CUSTODIAN                                                      30

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware business trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Currently, the Trust is composed of the following series: Nova, Nova Master, Ursa, Ursa Master, OTC, Arktos, Arktos Master, Medius, Mekros, Juno, Juno Master, U.S. Government Bond (the "Bond Fund"), Large-Cap Europe and Large-Cap Japan (together the "International Funds") (collectively, the "Benchmark Funds"); Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Real Estate, Retailing, Technology, Telecommunications, Transportation, Utilities (collectively, the "Sector Funds"); Core Equity Fund and Sector Rotation Fund (collectively, the "Strategic Funds"); and the U.S. Government Money Market Fund (the "Money Market Fund"). The Nova Master, Ursa Master, Arktos Master, and Juno Master Funds (collectively, the "Master Funds") serve as master funds in a master-feeder arrangement with the Nova, Ursa, Arktos, and Juno Funds, respectively.

The Trust currently offers Investor Class Shares, Advisor Class Shares, C Class Shares, and H Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, a contingent deferred sales load is imposed on the redemption of C Class Shares. Sales charges and minimum investment requirements are described in the prospectus. For more information on shareholder servicing and distribution expenses, see "Distributor." Additional Funds and/or classes may be created from time to time.

This SAI relates only to the H and C Class Shares of the Core Equity Fund.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL

The Fund's investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.

The Fund pursues its strategy by investing in a broad portfolio of equity securities designed to provide investors with exposure to the overall U.S. equity market. The overall U.S. market can be divided into the following style- and capitalization-based segments: large-cap value, large-cap growth, mid-cap value, mid-cap growth, small-cap value and small-cap growth. The Fund currently allocates its investments among each of these segments.

Portfolio management is provided to the Fund by the Trust's investment advisor, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Global Advisors (the "Advisor"). The investment strategies of the Fund discussed below and in the Prospectus may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

BORROWING

The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

FOREIGN ISSUERS

The Fund may invest in issuers located outside the United States. The Fund may purchase American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

ILLIQUID SECURITIES

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of
Section 12(d)(1) of the 1940 Act or an order from the SEC. The Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Fund may buy call options and write (sell) put options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, the Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

OPTIONS ON SECURITY INDICES. The Fund may purchase call options and write put options on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When the Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When the Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

SWAP AGREEMENTS

The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and its Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER

As discussed in the Fund's Prospectus, due to its investment strategy, the Fund may buy and sell securities frequently, which will cause the Fund to experience high portfolio turnover. (See "More Information About Fund Investments and Risk" and "Financial Highlights" in the Fund's Prospectus). Also, because the Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Fund will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lessor of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

SHORT SALES

The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While the Fund currently does not expect to do so, the Fund may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS

The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Federal Agricultural Mortgage Corporation (Farmer Mac), the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE FUND

The Fund shall not:

     1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

     2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
          (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

     7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Trustees.

The Fund may not:

     1.   Invest in warrants.

     2.   Invest in real estate limited partnerships.

     3.   Invest in mineral leases.

     4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by
          Section 18 of the 1940 Act.

     5.   Invest in companies for the purpose of exercising control.

     6. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

     7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

     8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     9. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) without 60 days' prior notice to shareholders.

The foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal period. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal period, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. The Fund holds no securities of its "regular brokers and dealers"

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for the 37 Funds in the Trust as well as other funds in the Rydex Family of Funds that are described in a separate prospectus and SAI. In total the Rydex Family of Funds, including the Funds of the Rydex Dynamic Funds and Rydex Variable Trust, is comprised of 78 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

TRUSTEES

*ALBERT P. VIRAGH, JR. (61)

     Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment advisor, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Fund Services, Inc., shareholder and transfer agent servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment advisor, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment advisor, 1985 to 1993.

COREY A. COLEHOUR (56)

     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.

J. KENNETH DALTON (61)

     Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O. DEMARET (62)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987;

----------
* This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

     General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T. MCCARVILLE (60)

     Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

ROGER SOMERS (58)

     Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present.

BOARD STANDING COMMITTEES. The Board has established the following standing committee:

- AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually
(i) by the vote of the Trustees or by a vote of the shareholders of the Fund and
(ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                      AGGREGATE DOLLAR RANGE OF SHARES IN
                   DOLLAR RANGE OF FUND SHARES           ALL RYDEX FUNDS OVERSEEN BY
NAME                (CORE EQUITY FUND ONLY)*                     TRUSTEE**
-----------------------------------------------------------------------------------------
Viragh, Jr.                    n/a                               over $100,000
Colehour                       n/a                                    $0
Dalton                         n/a                                    $0
Demaret                        n/a                               over $100,000
McCarville                     n/a                             $50,001-$100,000
Somers                         n/a                                $1-$10,000

*  The Fund was not offered for sale as of December 31, 2001.
** Valuation date is December 31, 2001.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

BOARD COMPENSATION - The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended March 31, 2002, is set forth in the table below:

                                                         PENSION OR
                                    AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL          TOTAL
                                COMPENSATION FROM    ACCRUED AS PART OF       BENEFITS UPON        COMPENSATION
        NAME OF PERSON                TRUST           TRUST'S EXPENSES         RETIREMENT       FROM FUND COMPLEX*
------------------------------------------------------------------------------------------------------------------
Albert P. Viragh, Jr.               $      0                $ 0                    $ 0                $      0

Corey A. Colehour                   $ 29,500                $ 0                    $ 0                $ 44,000

J. Kenneth Dalton                   $ 29,500                $ 0                    $ 0                $ 44,000

Roger Somers                        $ 29,500                $ 0                    $ 0                $ 44,000

John O. Demaret                     $ 29,500                $ 0                    $ 0                $ 44,000

Patrick T. McCarville               $ 29,500                $ 0                    $ 0                $ 44,000

* Each member of the Board of Trustees also serves as a Trustee to Rydex Variable Trust and to Rydex Dynamic Funds.

OFFICERS

ROBERT M. STEELE (43)

     Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.

CARL G. VERBONCOEUR (49)

     Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (32)

     Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993.

JOANNA M. HAIGNEY (35)

     Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present;

     Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

ADVISOR

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to the Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993, and together with PADCO Advisors II, Inc., does business under the name Rydex Global Advisors (the "Advisor"). Albert P. Viragh, Jr., the Chairman of the Board of Trustees and President of the Advisor, owns a controlling interest in the Advisor.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control by the Trustees and the officers of the Trust. As of July 2, 2002, assets under management of the Advisor were approximately $4.86 billion.

ADVISORY FEE. As compensation for its management services and expenses incurred, the Fund pays the Advisor a management fee that is comprised of two components. The first component is an annual basic fee (the "basic fee") equal to 0.70% of the Fund's average daily net assets. The second component is a performance fee adjustment.

The basic fee is subject to upward or downward adjustment depending on whether, and to what extent, the investment performance of the Fund for the relevant performance period exceeds, or is exceeded by, the investment record (the "record") of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Russell 3000(R) Index (the "Index") for this purpose. The Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The performance period consists of a rolling 12-month period, and will be calculated and applied at the end of each semi-annual period (June 30 and December 31). Each 0.0375% of difference will result in a performance rate adjustment of 0.01%. The maximum rate adjustment is +/- 0.20%. An appropriate percentage of this rate (based on the number of days in the semi-annual period) is then multiplied by the average daily net assets of the Fund over the entire performance period, giving the dollar amount that will be added to (or subtracted from) the basic fee. The semi-annual performance adjustment will be further adjusted to the extent necessary to insure that the total of such adjustments to the basic fee does not exceed +/- 0.20% of average daily net assets for that year.

PERFORMANCE ADJUSTMENT EXAMPLE

The following hypothetical example illustrates the application of the performance adjustment. For purposes of the example, any dividends and capital gain distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value, and any dividends paid on the stocks in the Index are treated as if reinvested in the Index.

The example also makes these assumptions:


                                 FUND'S        INDEX'S             FUND'S
FOR THE ROLLING 12-MONTH      INVESTMENT      CUMULATIVE    PERFORMANCE RELATIVE
PERFORMANCE PERIOD            PERFORMANCE       CHANGE          TO THE INDEX
-------------------------     -----------     ----------    --------------------
January 1                        $ 50.00         100.00
December 31                      $ 55.50         110.20
Absolute change                 +$  5.50       +$ 10.20
Actual change                   +  10.50%        +10.20%           +0.30%

Based on these assumptions, the Fund calculates the Advisor's management fee rate for the next semi-annual period (from January 1 to June 30 of the next year) as follows:

-   The basic fee rate is 0.70%.

- The +0.30% difference between the performance of the Fund and the record of the Index is divided by 3.75, producing a rate of 0.08%.

- The basic fee rate and the performance adjustment rate are combined, producing an adjusted management fee of 0.78% for the January 1 to June 30 semi-annual period.

If the record of the Index during the performance period exceeded the Fund's performance, the dollar amount of the performance adjustment would be deducted from the dollar amount of the basic fee during the January 1 to June 30 semi-annual period.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether the Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Fund. In such event, a successor index may be substituted for the Index in prospectively calculating the performance based adjustment to the basic fee. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

It is not possible to predict the effect of the performance adjustment on the overall compensation to the Advisor in the future since it will depend on the performance of the Fund relative to the record of the Index.

Under the terms of the advisory contract, the Fund pays management fees at a rate equal to the basic fee plus or minus the amount of the performance adjustment for the current semi-annual period. The management fee is computed and accrued daily, and the entire management fee is paid monthly.

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the daily net assets of the Fund

Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and its shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, three-fortieths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty third of one percent (0.03%) on the average daily net assets over $750 million of the Fund. Certain officers and trustees of the Trust are also officers and directors of the Servicer.

DISTRIBUTION

Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Trust. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares. The Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

C CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - The Fund has adopted a Distribution and Shareholder Services Plan for C Class Shares (the "C Class Plan"). Under the C Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of the Fund's assets attributable to C Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C Class Plan allows for payment of up to .75% of the Fund's assets attributable to C Class Shares as compensation for distribution services and up to .25% of the Fund's assets attributable to C Class Shares as compensation for shareholder services.

H CLASS DISTRIBUTION AND SHAREHOLDER SERVICES PLAN - The Fund has adopted a Distribution Plan and a Shareholder Services Plan for its H Class Shares (the
"H Class Plan"). Under the H Class Plan, the Distributor, or designated Service Providers, may receive up to .25% of the Fund's assets attributable to H Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the H Class Plan permits the payment of up to .25% of the Fund's assets attributable to H Class Shares to designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution and personal shareholder services may include: (i) services in connection with distribution assistance; (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; or (iii) responding to inquiries from clients concerning their investment. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and Prospectus (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing Prospectus, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays a portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund (plus applicable sales charges) serves as the basis for the purchase and redemption price of the Fund's shares. The net asset value per share of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

OTC securities held by the Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Fund may be compared to various unmanaged indices, including, but not limited to, the S & P Index(R).

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc., and CDA Investment Technologies, Inc., Morningstar, Inc. and other independent organizations. When these organizations tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P(1 + T)(TO THE POWER OF n) = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas:
P(1+T)(TO THE POWER OF n) = ATV(SUB D), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV(SUB D) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas:
P(1+T)(TO THE POWER OF n) = ATV(SUB DR), where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATV(SUB DR) = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax advisor. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Fund's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the Fund.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS

A Fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders. The Fund will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year the Fund (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Asset Test").

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test.

In the event of a failure by the Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that others shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for 6 months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS

In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to the Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

The Fund may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of the Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by the Fund. The Fund will make such an election only if the Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in the Fund.

OPTIONS TRANSACTIONS BY THE FUND

If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund, in its operations, also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of the Fund involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number), (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"), or (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding.

OTHER ISSUES

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of Fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS

You receive one vote for every full Fund share owned. The Fund or class of the Fund will vote separately on matters relating solely to that Fund or class. All shares of the Fund are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the SEC, and is available to the public.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You may visit the Trust's Web site at www.rydexfunds.com or call 800.820.0888 or
301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, is the auditors and the independent certified public accountants of the Trust and the Fund.

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. Under a separate custody agreement between the Trust and the custodian, the custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.